UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2014

INDIA GLOBALIZATION CAPITAL, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-32830	20-2760393
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4336 Montgomery Ave., Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (301) 983-0998

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

India Globalization Capital, Inc.

December 18, 2014

Item 1.01.	Entry into a Material Definitive Agreement.

Item 3.02.	Unregistered Sales of Equity Securities.

On December 18, 2014, we entered into a Purchase Agreement with Apogee Financial Investments, Inc. (“Apogee”), the previous sole owner of the outstanding membership interests of Midtown Partners & Co., LLC, a Florida limited liability company registered as a broker-dealer under the Securities Exchange Act of 1934 (“Midtown”), and acquired, in an initial closing, 24.9% of the outstanding membership interests in Midtown.  In consideration of the initial membership interests, we issued to Apogee 1,200,000 shares of our common stock (subject to downward adjustment based on certain Q4 2014 financial statement matters).  Following the receipt of all required SEC, FINRA and other regulatory approvals, we have agreed to acquire, in a final closing, the remaining 75.1% of the outstanding membership interests in Midtown in consideration of our issuance to Apogee of an additional 700,000 shares of our common stock (subject to downward adjustment based on certain financial statement matters prior to the final closing).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference in its entirety.

The shares of our common stock in the initial closing were issued, and the shares of our common stock in the final closing will be issued, in a private placement transaction made in reliance upon an exemption from registration pursuant to Section 4(a)(2) of the Securities Act of 1933.  The shares offered in the transaction have not been registered under the Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.  We had no previous relationship or association with Apogee or Midtown or any of their respective affiliates.  There are presently no significant changes anticipated in the business of Midtown.  For SEC reporting purposes, the Midtown transaction did not involve the acquisition of a significant amount of assets.

Item 9.01	Financial Statement and Exhibits.

(a)            Financial Statements of Businesses Acquired.  In accordance with Item 9.01(a), the financial statements of Midtown are not “significant” and therefore not required to be filed pursuant to Item 3.05(b) of Regulation S-X.

(b)            Pro Forma Financial Information.  In accordance with Item 9.01(b), the pro forma financial information is not “significant” and therefore not required to be filed pursuant to Article 11 of Regulation S-X.

(d)            Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit Number	Exhibit Description

2.1	Purchase Agreement, dated as of December 18, 2014, by and between India Globalization Capital, Inc. and Apogee Financial Investments, Inc.

99.1	Press release issued by India Globalization Capital, Inc. on December 18, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIA GLOBALIZATION CAPITAL, INC.

Date: December 23, 2014	By:	/s/ Ram Mukunda
Ram Mukunda
President and Chief Executive Officer